SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2003

Cost Plus, Inc.

(Exact name of registrant as specified in its charter)

California	0-14970	94-1067973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fourth Street, Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

(510) 893-7300

Registrant’s telephone number, including area code:

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	List of Exhibits

99.1	Press Release dated August 7, 2003 furnished (and not filed) pursuant to Item 12 of Form 8-K.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 7, 2003, Cost Plus, Inc. issued a press release regarding its second quarter sales and same-store sales data and endorsed its second quarter earnings guidance. A copy of the press release is furnished (and shall not be deemed filed) in accordance with the General Instructions to Form 8-K as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COST PLUS, INC.

By:	/s/ JOHN J. LUTTRELL
John J. Luttrell Senior Vice President and Chief Financial Officer

Date: August 11, 2003